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                                                                    Exhibit 10.1

                                   CRAY INC.

              3.0% CONVERTIBLE SENIOR SUBORDINATED NOTES DUE 2024

                         REGISTRATION RIGHTS AGREEMENT

                                                          December 6, 2004

Bear, Stearns & Co. Inc.
383 Madison Avenue
New York, New York 10179

Ladies and Gentlemen:

      Cray Inc., a Washington corporation (the "Company"), proposes to issue and sell to the initial purchaser named in the purchase agreement (the "Initial Purchaser"), upon the terms set forth in such purchase agreement dated December 1, 2004 (the "Purchase Agreement"), its 3.0% Convertible Senior Subordinated Notes due 2024 (the "Securities"). As an inducement to the Initial Purchaser to enter into the Purchase Agreement and in satisfaction of a condition to the obligations of the Initial Purchaser thereunder, the Company agrees with the Initial Purchaser for the benefit of Holders (as defined herein) from time to time of the Registrable Securities (as defined herein) as follows:

      1. Definitions.

      (a) Capitalized terms used herein without definition shall have the meanings ascribed to them in the Purchase Agreement. As used in this Agreement, the following defined terms shall have the following meanings:

      "Additional Interest" has the meaning assigned thereto in Section 7(a) hereof.

      "Affiliate" of any specified person means any other person which, directly or indirectly, is in control of, is controlled by, or is under common control with such specified person. For purposes of this definition, control of a person means the power, direct or indirect, to direct or cause the direction of the management and policies of such person whether by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

      "Applicable Amount" means, (i) with respect to the Securities, the principal amount of the Securities and (ii) with respect to shares of Common Stock issued upon conversion of the Securities pursuant to the Indenture, the principal amount of Securities that would then be convertible into such number of shares.

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      "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in The City of New York are authorized or obligated by law or executive order to close.

      "Commission" means the United States Securities and Exchange Commission, or any other federal agency at the time administering the Exchange Act or the Securities Act, whichever is the relevant statute for the particular purpose.

      "Common Stock" means the Company's common stock, par value $0.01 per share.

      "DTC" means The Depository Trust Company.

      "Effectiveness Period" has the meaning assigned thereto in Section 2(b)(i) hereof.

      "Effective Time" means the time at which the Commission declares any Shelf Registration Statement effective or at which any Shelf Registration Statement otherwise becomes effective.

      "Exchange Act" means the United States Securities Exchange Act of 1934, as amended.

      "Holder" means any person that is the record owner of Registrable Securities (and includes any person that has a beneficial interest in any Registrable Security in book-entry form).

      "Indenture" means the Indenture, dated as of December 6, 2004, between the Company and Trustee, pursuant to which the Securities are to be issued, and as amended and supplemented from time to time in accordance with its terms.

      "Issue Date" means the first date of original issuance of the Securities.

      "Majority of Holders" means Holders holding over 50% of the aggregate principal amount of Registrable Securities outstanding; provided, that, for purpose of this definition, a Holder of shares of Common Stock that constitute Registrable Securities shall be deemed to hold an aggregate principal amount of Securities (in addition to the principal amount of Securities held by such Holder, if any) equal to the product of (x) the number of such shares of Common Stock that constitute Registrable Securities held by such Holder and (y) the Conversion Price in effect at the time of such calculation as determined in accordance with the Indenture.

      "Notice and Questionnaire" means a Notice of Registration Statement and Selling Securityholder Questionnaire substantially in the form of Appendix A hereto.

      "Notice Holder" has the meaning assigned thereto in Section 3(a)(iii) hereof.

      The term "person" means an individual, partnership, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

      "Prospectus" means the prospectus included in any Shelf Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by any Shelf Registration Statement and by

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all other amendments and supplements to such prospectus, including all material incorporated by reference in such prospectus and all documents filed after the date of such prospectus by the Company under the Exchange Act and incorporated by reference therein.

      "Registrable Securities" means all or any portion of the Securities issued from time to time under the Indenture in registered form and the shares of Common Stock issuable upon conversion of such Securities until earlier of: (x) the date on which such security has been registered under the Securities Act and disposed of pursuant to an effective registration statement, (y) the date that is two years after the later of (1) the last date of original issuance of the Securities and (2) the last date that the Company or any of its Affiliates was the owner of such Securities (or any predecessor thereto), or such shorter period of time as permitted by Rule 144(k) under the Securities Act or any successor provisions thereunder or (z) its sale to the public pursuant to Rule 144 under the Securities Act.

      "Registration Default" has the meaning assigned thereto in Section 7(a) hereof.

      "Registration Default Period" has the meaning assigned thereto in Section 7(a) hereof.

      "Securities Act" means the United States Securities Act of 1933, as amended.

      "Shelf Registration" means a registration effected pursuant to Section 2 hereof.

      "Shelf Registration Statement" means a "shelf" registration statement filed under the Securities Act providing for the registration of, and the sale on a continuous or delayed basis by the Holders of, all of the Registrable Securities pursuant to Rule 415 under the Securities Act and/or any similar rule that may be adopted by the Commission, filed by the Company pursuant to the provisions of Section 2 of this Agreement, including the Prospectus contained therein, any amendments and supplements to such registration statement, including post-effective amendments, and all exhibits and all material incorporated by reference in such registration statement, and any additional "shelf" registration statements filed under the Securities Act to permit the registration and sale of Registrable Securities pursuant to Section 3(a)(ii) hereof.

      "Suspension Period" has the meaning assigned thereto in Section 2(c) hereof.

      "Trust Indenture Act" means the Trust Indenture Act of 1939, or any successor thereto, and the rules, regulations and forms promulgated thereunder, as the same shall be amended from time to time.

      "Trustee" means The Bank of New York Trust Company, N.A., a national banking association.

      The term "underwriter" means any underwriter, or any person deemed to be an underwriter pursuant to the Securities Act and Exchange Act and the respective rules and regulations thereunder, as in effect at any relevant time, of Registrable Securities in connection with an offering thereof under a Shelf Registration Statement.

      (b) Wherever there is a reference in this Agreement to a percentage of the "principal amount" of Registrable Securities or to a percentage of Registrable Securities, each share of

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Common Stock issued upon conversion of the Securities shall represent a principal amount or percentage of Registrable Securities determined based on a quotient, (i) the numerator of which shall be equal to the aggregate principal amount of Securities issued, less the aggregate principal amount of Securities outstanding as of the date of determination, and (ii) the denominator of which shall be equal to the aggregate number of shares of Common Stock issued upon conversion of the Securities as of the date of determination.

      2. Shelf Registration.

      (a) The Company shall, no later than 90 calendar days following the Issue Date, file with the Commission a Shelf Registration Statement relating to the offer and sale of the Registrable Securities by the Holders from time to time in accordance with the methods of distribution elected by such Holders and, thereafter, shall use its reasonable best efforts to cause such initial Shelf Registration Statement to be declared effective under the Securities Act no later than 210 calendar days following the Issue Date; provided, however, that no Holder shall be entitled to be named as a selling securityholder in any Shelf Registration Statement as of the date it is declared effective or to use the Prospectus forming a part thereof for offers and resales of Registrable Securities unless such Holder is a Notice Holder.

      (b) The Company shall use its reasonable best efforts:

            (i) to keep any Shelf Registration Statement effective, supplemented and amended as required by the provisions of Section 3(j) hereof, in order to permit the Prospectus forming a part thereof to be usable by Holders until the earlier of two years from the last date of original issuance of any Registrable Securities or such shorter period ending on the date that all Registrable Securities have ceased to be Registrable Securities (such period being referred to herein as the "Effectiveness Period"); and

            (ii) after the Effective Time of the initial Shelf Registration Statement, (x) as promptly as is practicable after the date a completed and signed Notice and Questionnaire is delivered to the Company, and in any event within 5 Business Days after such date, or (y) if the Company is required by applicable law to file with the Commission a post-effective amendment to the Shelf Registration Statement or an additional Shelf Registration Statement, as soon as reasonably practicable after the end of such fiscal quarter of the Company during which the completed and signed Notice and Questionnaire is delivered, and in any event within 10 Business Days after such date, take any action reasonably necessary to enable such Holder to use the Prospectus forming a part thereof for resales of Registrable Securities, including, without limitation, any action necessary to identify such Holder as a selling securityholder in a Shelf Registration Statement; provided, however, that nothing in this subparagraph shall relieve such Holder of the obligation to return a completed and signed Notice and Questionnaire to the Company in accordance with Section 3(a)(ii) hereof.

The Company shall be deemed not to have used its reasonable best efforts to keep any Shelf Registration Statement effective during the Effectiveness Period if the Company voluntarily takes any action that would result in Holders of Registrable Securities covered thereby not being able to offer and sell any of such Registrable Securities during that period, unless such action is

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(A) required by applicable law and the Company thereafter promptly complies with the requirements of paragraph 3(j) below or (B) permitted pursuant to Section 2(c) below.

      (c) The Company may suspend the use of any Prospectus for a period not to exceed 45 days in any 90-day period, and not to exceed an aggregate of 120 days in any 12-month period, during the period beginning on the last date of original issuance and ending on the second anniversary of the last issue date of any Securities (each, a "Suspension Period") if:

            (i) the Prospectus, in the judgment of the Board of Directors of the Company, contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein (in the light of the circumstances under which they were made) not misleading as a result of the happening of any event that has occurred or the existence of any state of facts that requires the making of any changes in any Shelf Registration Statement or the Prospectus; and

            (ii) the Board of Directors of the Company shall have determined in good faith (and not for the purpose of avoiding the Company's obligations hereunder) that the disclosure of material non-public information, including the acquisition or divestiture of assets, a pending material business transaction or similar events, would have a material adverse effect on the Company and its subsidiaries taken as a whole; provided, further, that the Company may extend the Suspension Period from 45 calendar days to 60 calendar days in connection with an acquisition or divestiture of assets, a pending material business transaction or similar events, if the disclosure of such material non-public information would impede the Company's ability to consummate such transaction; provided, however, that prior to suspending such use the Company provides the Holders with written notice of such suspension, which notice need not specify the nature of the event nor the material non-public information giving rise to such suspension.

      3. Registration Procedures. In connection with the Shelf Registration Statements, the following provisions shall apply:

      (a) (i) Not less than 30 calendar days prior to the intended Effective Time of the initial Shelf Registration Statement, the Company shall distribute the Notice and Questionnaire to the Holders of Registrable Securities. The Company shall take action to name each Holder (that is a Notice Holder as of the Effective Time and has returned a completed and signed Notice and Questionnaire within 20 calendar days of receipt thereof) as a selling securityholder in the initial Shelf Registration Statement at the time of its effectiveness so that such Holder is permitted to deliver the Prospectus forming a part thereof as of such time to purchasers of such Holder's Registrable Securities in accordance with applicable law. The Company shall not be required to take any action to name any Holder as a selling securityholder in the initial Shelf Registration Statement or to enable any Holder to use the Prospectus forming a part thereof for resales of Registrable Securities until such Holder has returned a completed and signed Notice and Questionnaire to the Company.

            (ii) From and after the Effective Time of the initial Shelf Registration Statement, the Company shall, upon the request of any Holder of Registrable Securities

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      that is not then a Notice Holder, promptly send a Notice and Questionnaire to such Holder. From and after the Effective Time of the initial Shelf Registration Statement, the Company shall use its reasonable best efforts to (A) as promptly as is practicable after the date a completed and signed Notice and Questionnaire is delivered to the Company, and (x) in any event within 5 Business Days after such date, prepare and file with the Commission a supplement to the Prospectus or (y) if the Company is required by applicable law to file with the Commission a post-effective amendment to the Shelf Registration Statement or an additional Shelf Registration Statement, as soon as reasonably practicable after the end of each fiscal quarter of the Company, and in any event within 10 Business Days after such date, and (z) any other document required by applicable law, so that the Holder delivering such Notice and Questionnaire is named as a selling securityholder in a Shelf Registration Statement and is permitted to deliver the Prospectus to purchasers of such Holder's Registrable Securities in accordance with applicable law, and (B) if the Company shall file a post-effective amendment to the Shelf Registration Statement, or an additional Shelf Registration Statement, use its reasonable best efforts to cause such post-effective amendment or such additional Shelf Registration Statement to become effective under the Securities Act as promptly as is practicable, but in any event by the date that is 45 calendar days after the date such additional Shelf Registration Statement is required to be filed; provided, however, that if a Notice and Questionnaire is delivered to the Company during a Suspension Period, the Company shall not be obligated to take the actions set forth in this clause (ii) until the termination of such Suspension Period. Notwithstanding the foregoing, the Company shall not be required to file more than one post-effective amendment to the Shelf Registration Statement in any one fiscal quarter.

            (iii) The term "Notice Holder" shall mean any Holder of Registrable Securities that has returned a completed and signed Notice and Questionnaire to the Company in accordance with Section 3(a)(i) or 3(a)(ii) hereof.

      (b) Before filing any Shelf Registration Statement or Prospectus or any amendments or supplements (other than supplements solely for the purpose of naming one or more Notice Holders as selling securityholders) thereto with the Commission, the Company shall furnish to the Initial Purchaser copies of all such documents proposed to be filed and use reasonable best efforts to reflect in each such document when so filed with the Commission such comments as the Initial Purchaser reasonably shall propose within three (3) Business Days of the delivery of such copies to the Initial Purchaser.

      (c) The Company shall promptly take such action as may be necessary so that (i) each of the Shelf Registration Statements and any amendment thereto and the Prospectus forming a part thereof and any amendment or supplement thereto (and each report or other document incorporated therein by reference in each case) complies in all material respects with the Securities Act and the Exchange Act and the respective rules and regulations thereunder, as in effect at any relevant time, (ii) each of the Shelf Registration Statements and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (iii) each of the Prospectus forming a part of any Shelf Registration Statement, and any amendment or supplement to such Prospectus, in the form delivered to

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purchasers of the Registrable Securities during the Effectiveness Period does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

      (d) The Company shall promptly advise each Notice Holder (and in the case of clause (i) below with a copy to the Initial Purchaser), and shall confirm such advice in writing if so requested by any such Notice Holder:

            (i) when the initial Shelf Registration Statement has been filed with the Commission and when the initial Shelf Registration Statement has become effective, in each case making a public announcement thereof by release made to Dow Jones & Company, Inc. or Bloomberg Business News or other similarly broad public medium that is customary for such releases;

            (ii) when any Prospectus supplement, Shelf Registration Statement or post-effective amendment to a Shelf Registration has been filed with the Commission and, with respect to a Shelf Registration Statement or any post-effective amendment, when the same has been declared effective by the Commission;

            (iii) of any request by the Commission for amendments or supplements to any Shelf Registration Statement or the Prospectus included therein or for additional information;

            (iv) of the issuance by the Commission of any stop order suspending the effectiveness of any Shelf Registration Statement or the initiation of any proceedings for such purpose;

            (v) of the receipt by the Company of any notification with respect to the suspension of the qualification of the securities included in any Shelf Registration Statement for sale in any jurisdiction or the initiation of any proceeding for such purpose; and

            (vi) of the happening of any event or the existence of any state of facts that requires the making of any changes in any Shelf Registration Statement or the Prospectus included therein so that, as of such date, such Shelf Registration Statement and Prospectus do not contain an untrue statement of a material fact and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading (which advice shall be accompanied by an instruction to such Holders to suspend the use of the Prospectus until the requisite changes have been made, which notice need not specify the nature of the event giving rise to such suspension).

      (e) The Company shall use its reasonable best efforts to prevent the issuance, and if issued to obtain the withdrawal at the earliest possible time, of any order suspending the effectiveness of any Shelf Registration Statement.

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      (f) As promptly as reasonably practicable furnish to the Initial Purchaser and to each Notice Holder and the Initial Purchaser, upon their request and without charge, at least one (1) conformed copy of the Registration Statement and any post-effective amendment thereto, including financial statements but excluding schedules, all documents incorporated or deemed to be incorporated therein by reference and all exhibits (unless requested in writing to the Company by such Notice Holder or the Initial Purchaser, as the case may be).

      (g) The Company shall, during the Effectiveness Period, deliver to each Notice Holder, without charge, as many copies of each Prospectus in which the Notice Holder is listed as a selling securityholder included in the applicable Shelf Registration Statement and any amendment or supplement thereto as such Notice Holder may reasonably request; and the Company consents (except during a Suspension Period or during the continuance of any event described in Section 3(d) (iii) through (vi) above) to the use of the Prospectus and any amendment or supplement thereto by each of the Notice Holders in connection with the offering and sale of the Registrable Securities covered by the Prospectus and any amendment or supplement thereto during the Effectiveness Period.

      (h) Prior to any offering of Registrable Securities pursuant to a Shelf Registration Statement, the Company shall (i) register or qualify or cooperate with the Notice Holders and their respective counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or "blue sky" laws of such jurisdictions within the United States as any Notice Holder may reasonably request, (ii) keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers and sales in such jurisdictions for so long as may be necessary to enable any Notice Holder or underwriter, if any, to complete its distribution of Registrable Securities pursuant to such Shelf Registration Statement, and (iii) take any and all other actions necessary or advisable to enable the disposition in such jurisdictions of such Registrable Securities; provided, however, that in no event shall the Company be obligated to (A) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to so qualify but for this
Section 3(h) or (B) subject itself to general or unlimited service of process or to taxation in any such jurisdiction if they are not now so subject.

      (i) Unless any Registrable Securities shall be in book-entry only form, the Company shall cooperate with the Notice Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to any Shelf Registration Statement, which certificates, if so required by any securities market or exchange upon which any Registrable Securities are quoted or listed, shall be penned, lithographed or engraved, or produced by any combination of such methods, on steel engraved borders, and which certificates shall be free of any restrictive legends and in such permitted denominations and registered in such names as Notice Holders may request in connection with the sale of Registrable Securities pursuant to such Shelf Registration Statement.

      (j) Upon the occurrence of any fact or event contemplated by paragraphs 3(d)(iii) through (vi), above, subject to Section 2(c) hereof, the Company shall promptly, but in any event within 5 Business Days following such occurrence, prepare and file, a post-effective amendment to any Shelf Registration Statement (and thereafter use its reasonable best efforts to cause such amendment to be declared effective) or an amendment or supplement to the related Prospectus

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included therein or file any other document with the Commission so that, as thereafter delivered to purchasers of the Registrable Securities, the Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. If the Company notifies the Notice Holders of the occurrence of any fact or event contemplated by paragraphs 3(d)(iii) through (vi) above, the Notice Holder shall suspend the use of the Prospectus until the requisite changes to the Prospectus have been made.

      (k) Not later than the Effective Time of a Shelf Registration Statement, the Company shall provide a CUSIP number for the debt securities to be sold pursuant to a Shelf Registration Statement.

      (l) The Company shall comply with the Securities Act and the Exchange Act and the respective rules and regulations thereunder, as in effect at any relevant time, and make generally available to its securityholders earnings statements (which need not be audited) satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year), or such shorter period as required by the Securities Act and the Exchange Act and the rules and regulations thereunder, as in effect at any relevant time, commencing on the first day of the first fiscal quarter of the Company commencing after (i) the effective date of a Shelf Registration Statement, (ii) the effective date of each post-effective amendment to such Shelf Registration Statement, or (iii) the date of each filing by the Company with the Commission of an Annual Report on Form 10-K that is incorporated by reference in such Shelf Registration Statement, which statements shall cover said 12-month periods.

      (m) Not later than the Effective Time of the initial Shelf Registration Statement, the Company shall cause the Indenture to be qualified under the Trust Indenture Act; in connection with such qualification, the Company shall cooperate with the Trustee under the Indenture and the Holders (as defined in the Indenture) to effect such changes to the Indenture as may be required for such Indenture to be so qualified in accordance with the terms of the Trust Indenture Act; and the Company shall execute, and shall use its reasonable best efforts to cause the Trustee to execute, all documents that may be required to effect such changes and all other forms and documents required to be filed with the Commission to enable such Indenture to be so qualified in a timely manner. In the event that any such amendment or modification referred to in this Section 3(m) involves the appointment of a new trustee under the Indenture, the Company shall appoint a new trustee thereunder pursuant to the applicable provisions of the Indenture.

      (n) The Company shall enter into such customary agreements (including, in connection with an underwritten offering as provided in Section 9, an underwriting agreement) and take all such other actions in connection therewith (including those actions reasonably requested by the holders of a majority of the Registrable Securities being sold) in order to expedite or facilitate disposition of such Registrable Securities, including, without limitation, in connection with the effectiveness of the initial Shelf Registration Statement, furnishing to:

            (i) each Holder identified in the Shelf Registration Statement, a certificate, dated the date of the Effective Time of the initial Shelf Registration Statement, signed by

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      (x) the Chief Executive Officer or Executive Vice President and (y) the
      Chief Financial Officer of the Company confirming, as of the date thereof, such matters as such Holders may reasonably request in writing; and

            (ii) customary comfort letter(s), dated the date of the Effective Time of the initial Shelf Registration Statement, from the Company's independent accountants and from any other accountants whose report is contained or incorporated by reference in such Shelf Registration Statement, in the customary form and covering matters of the type customarily covered in comfort letters to underwriters in connection with primary underwritten offerings of securities.

      (o) If an underwriting agreement is entered into and the offering is an underwritten offering, the Company shall:

            (i) upon request, furnish to each underwriter, in such substance and scope as they may reasonably request and as are customarily made by issuers to underwriters in primary underwritten offerings, upon the date of closing of any sale of Registrable Securities in an underwritten offering:

                  (A) a certificate, dated the date of such closing, signed by
            (x) the Chief Executive Officer or Executive Vice President and (y) the Chief Financial Officer of the Company confirming, as of the date thereof, such matters as such parties may reasonably request;

                  (B) opinions, each dated the date of such closing, of counsel to the Company covering such matters as are customarily covered in legal opinions to underwriters in connection with primary underwritten offerings of securities; and

                  (C) customary comfort letter(s), dated the date of such
            closing, from the Company's independent accountants and from any other accountants whose report is contained or incorporated by reference in the Shelf Registration Statement, in the customary form and covering matters of the type customarily covered in comfort letters to underwriters in connection with primary underwritten offerings of securities;

            (ii) set forth in full in the underwriting agreement, if any, customary indemnification provisions and procedures; and

            (iii) deliver such other documents and certificates as may be reasonably requested by such parties to evidence compliance with clause
      (i) above and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Holders pursuant to this
      Section 3(o).

      (p) The Company shall (i) make reasonably available for inspection by one or more representatives of the selling Holders, designated in writing by a Majority of Holders whose Registrable Securities are included in a Shelf Registration Statement, any underwriter participating in any disposition pursuant to any Shelf Registration Statement, and any attorney, accountant or other agent retained by such Notice Holders or any such underwriter all relevant

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financial and other records, pertinent corporate documents and properties of the
Company and its subsidiaries, and (ii) cause the Company's officers, directors and employees to supply all information reasonably requested by such Notice Holders or any such underwriter, attorney, accountant or agent in connection with such Shelf Registration Statement, in each case, as is customary for similar due diligence examinations; provided, however, that such persons shall, at the Company's request, first agree in writing with the Company that any information that is reasonably and in good faith designated by the Company in writing as confidential at the time of delivery of such information shall be kept confidential by such persons and shall be used solely for the purposes of exercising rights under this Agreement, unless such disclosure is made in connection with a court proceeding or required by law, or such records, information or documents become available to the public generally or through a third party without an accompanying obligation of confidentiality; and provided further that, if the foregoing inspection and information gathering would otherwise disrupt the Company's conduct of its business, such inspection and information gathering shall, to the greatest extent possible, be coordinated on behalf of the Notice Holders and the other parties entitled thereto by one counsel designated by such Majority of Holders and on behalf of the Notice Holders and other parties.

      (q) The Company will use its reasonable best efforts to cause the Common Stock issuable upon conversion of the Securities to be quoted or listed on the Nasdaq National Market or other market or stock exchange on which the Common Stock primarily trades on or prior to the Effective Time of each Shelf Registration Statement hereunder.

      (r) The Company will cooperate and assist in any filings or by taking any other actions required to be made or taken with or by National Association of Securities Dealers, Inc.

      (s) The Company shall use its reasonable best efforts to take all other steps necessary to effect the registration, offering and sale of the Registrable Securities covered by each Shelf Registration Statement contemplated hereby.

      4. Registration Expenses. The Company shall bear all fees and expenses incurred in connection with the performance by the Company of its obligations under Sections 2 and 3 of this Agreement whether or not any of the Shelf Registration Statements are declared effective. Such fees and expenses shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (x) with respect to filings required to be made with the National Association of Securities Dealers, Inc. and (y) of compliance with federal and state securities or Blue Sky laws to the extent such filings or compliance are required pursuant to this Agreement (including, without limitation, reasonable fees and disbursements of the counsel specified in the next sentence in connection with Blue Sky qualifications of the Registrable Securities under the laws of such jurisdictions as the Notice Holders of a majority of the Registrable Securities being sold pursuant to a Shelf Registration Statement may designate)), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities in a form eligible for deposit with The Depository Trust Company), (iii) duplication expenses relating to copies of any Shelf Registration Statement or Prospectus delivered to any Holders hereunder, (iv) fees and disbursements of counsel for the Company in connection with the Shelf Registration Statement, and
(v) reasonable fees and disbursements of the Trustee and its counsel and of the registrar and transfer agent for the Common Stock. In addition, the Company shall bear or reimburse the Notice Holders for the reasonable fees and disbursements of one firm of legal counsel for the Holders, which shall initially be counsel to the Initial Purchaser, but which may, upon the written consent of the Initial Purchaser (which shall not be unreasonably withheld), be another nationally recognized law firm experienced in securities law matters designated by the Company. In addition, the Company shall pay the internal expenses of the Company (including, without limitation, all salaries and expenses of officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange on which similar securities of the Company are then listed and the fees and expenses of any person, including special experts, retained by the Company.

      5. Indemnification and Contribution.

      (a) Indemnification by the Company. The Company shall indemnify and hold harmless each Notice Holder, the Initial Purchaser, and each person, if any, who controls any such Notice Holder or Initial Purchaser within the meaning of
Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any loss, claim, damage, liability or expense whatsoever as incurred (including but not limited to attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commence or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as any such loss, claim, damage, liability or expense (or action in respect thereof) arises out of, or is based upon, any untrue statement or alleged untrue statement of a material fact contained in the Shelf Registration Statement or any amendment thereto or any related preliminary prospectus or the Prospectus or any amendment thereto of supplement thereof, or arises out of, or is based upon, the omission or alleged omission to state therein any material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company shall not be liable to any such indemnified party in any such case to the extent that any such loss, claim, damage, liability or expense arises out of, or is based upon, any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of such indemnified party specifically for use therein; and provided further, however, that the Company shall not be liable to any such indemnified party in any such case to the extent that such loss, claim, damage, liability or expense arises from an offer or sale by a Notice Holder of Registrable Securities during a Suspension Period, if such indemnified party is a Notice Holder that received from the Company a notice of the commencement of such Suspension Period prior to the making of such offer or sale. The foregoing indemnity agreement is in addition to any liability that the Company may otherwise have to any indemnified party.

      (b) Indemnification by the Notice Holders. Each Notice Holder, severally and not jointly, shall indemnify and hold harmless the Company, the Initial Purchaser, and each person, if any, who controls the Company or the Initial Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any loss, claim, damage, liability or expense whatsoever as incurred (including but not limited to attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commence or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as any such loss, claim, damage, liability or expense (or action in respect thereof) arises out of, or is based upon, any untrue statement or alleged untrue statement of a material fact contained in the Shelf Registration Statement or any amendment thereto or any related preliminary prospectus or the Prospectus or any amendment thereto of supplement thereof, or arises out of, or is based upon, the omission or alleged omission to state therein any material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission made therein was made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Notice Holder specifically for use therein. In no event shall the liability of any selling Notice Holder hereunder be greater in amount than the dollar amount of the proceeds received by such Holder upon the sale of the Registrable Securities pursuant to the Shelf Registration Statement giving rise to such indemnification obligation. The foregoing indemnity agreement is in addition to any liability that any Notice Holder may otherwise have to the Company, the Initial Purchaser and any such controlling person.

      (c) Notices of Claims, Etc. Promptly after receipt by an indemnified party under this Section 5 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 5, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability that it may have under this Section 5. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate, at its own expense in the defense of such action, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from the indemnified party, to assume the defense thereof with counsel satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 5 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the indemnified party shall have the right to employ counsel to represent jointly the indemnified party and its respective directors, employees, officers and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the indemnified party against the indemnifying party under this Section 5 if (1) employment of such counsel has been authorized in writing by the indemnifying party, or (2) such indemnifying party shall not have employed counsel to have charge of the defense of such proceeding within 30 days of the receipt of notice thereof, or (3) the indemnifying party does not diligently defend such claim or action after assumption of the defense or (4) such indemnified party shall have reasonably concluded that the representation of such indemnified party and those directors, employees, officers and controlling persons by the same counsel representing the indemnifying party would be inappropriate under applicable standards of professional conduct due to actual or potential differing interests between them or where there may be one or more defenses available to them that are different from, additional to or in conflict with those available to the indemnifying party, and in any such event ((1), (2), (3) or (4)) the fees and expenses of such separate counsel shall be paid by the indemnifying party as incurred. It is understood that the indemnifying party shall not be liable for the fees and expenses of more than one separate firm (in addition to local counsel in each jurisdiction) for all indemnified parties in connection with any proceeding or related proceedings. No indemnifying party shall, without the prior written consent of the indemnified parties, effect any settlement or compromise of, or consent to the entry of judgment with respect to, any pending or threatened claim, investigation, action or proceeding in respect of which indemnity or contribution may be or could have been sought by an indemnified party under this
Section 5 (whether or not the indemnified party or parties are actual or potential parties thereto) unless (x) such settlement, compromise or judgment
(i) includes an unconditional release of such indemnified party from all liability arising out of such claim, action, suit or proceeding and (ii) does not include a statement as to or an admission of fault, culpability or failure to act by or on behalf of any indemnified party, and (y) the indemnifying party confirms in writing its indemnification obligations hereunder with respect to such settlement, compromise or judgment.

      (d) Contribution. If the indemnification provided for in this Section 5 is for any reason held to be unavailable or insufficient to hold harmless an indemnified party under subsections (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnification provision (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting in the case of losses, liabilities, claims, damages and expenses suffered by the Company, any contribution received by the Company from persons, other than the indemnifying party, who may also be liable for contribution, including persons who control the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) in (i) such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party on the other from the registration of the Registrable Securities pursuant to the Shelf Registration, or (ii) if the allocation provided by the foregoing clause
(i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or such Holder or such other indemnified party, as the case may be, on the other, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to herein. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 5(d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any judicial, regulatory or other legal or governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission. Notwithstanding any other provision of this Section 5(d), the Holders of the Registrable Securities shall not be required to contribute any amount in excess of the amount by which the gross proceeds received by such Holders from the sale of the Registrable Securities pursuant to the Shelf Registration Statement exceeds the amount of damages which such Holders have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 5(d), (A) each person, if any, who controls such indemnified party within the meaning of
Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as such indemnified party and (B) the respective officers, directors, partners, employees, representatives and agents of any indemnified party or any controlling person shall have the same rights to contribution as such indemnified party and (1) each person, if any, who controls the Company within the meaning of the Section 15 of the Securities Act or
Section 20 of the Exchange Act shall have the same rights to contribution as the Company and (2) the officers, directors, partners, employees, representatives and agents of the Company shall have the same rights to contribution as the Company, subject in each case to clauses (i) and (ii) above. The Holders' respective obligations to contribute pursuant to this Section 5 are several in proportion to the respective amount of Registrable Securities they have sold pursuant to a Registration Statement and not joint. No party shall be liable for contribution with respect to any action or claim settled without its prior written consent, provided that such written consent was not unreasonably withheld. The remedies provided for in this Section 5 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

      (e) The indemnity and contribution provisions contained in this Section 5 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of the Initial Purchaser, any Holder or any person controlling such Initial Purchaser or Holder, or by or on behalf of the Company, its officers or directors or any person controlling the Company, and (iii) any sale of Registrable Securities pursuant to the Shelf Registration Statement.

      6. Holder's Obligations. Each Holder agrees, by acquisition of the Registrable Securities, that no Holder of Registrable Securities shall be entitled to sell any of such Registrable Securities pursuant to a Shelf Registration Statement or to receive a Prospectus relating thereto, unless such Holder has furnished the Company with a Notice and Questionnaire as required pursuant to Section 3(a)(ii) hereof (including the information required to be included in such Notice and Questionnaire) and the information set forth in the next sentence. Each Notice Holder agrees promptly to furnish to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such Notice Holder not misleading and any other information regarding such Notice Holder and the distribution of such Registrable Securities as the Company may from time to time reasonably request. Any sale of any Registrable Securities by any Notice Holder shall constitute a representation and warranty by such Notice Holder that the information relating to such Notice Holder and its plan of distribution is as set forth in the Prospectus delivered by such Notice Holder in connection with such disposition, that such Prospectus does not as of the time of such sale contain any untrue statement of a material fact relating to or provided by such Notice Holder or its plan of distribution and that such Prospectus does not as of the time of such sale omit to state any material fact relating to or provided by such Notice Holder or its plan of distribution necessary in order to make the statements in such Prospectus, in the light of the circumstances under which they were made, not misleading.

      7. Additional Interest.

      (a) Notwithstanding any postponement of the effectiveness pursuant to
Section 2(a) hereof, if (i) on or prior to the 90th day following the Issue Date, a Shelf Registration Statement has not been filed with the Commission,
(ii) on or prior to the 210th day following the Issue Date, such initial Shelf Registration Statement is not declared effective by the Commission, (iii) after the effectiveness date of any Shelf Registration Statement, (x) such Shelf Registration Statement ceases to be effective or usable for the offer and sale of Registrable Securities (other than due to a Suspension Period), and the Company fails to file within five Business Days, a post-effective amendment to such Shelf Registration Statement or amendment or supplement to the Prospectus contained therein or such other document with the Commission to make such Shelf Registration Statement effective or such Prospectus usable, or (y) the Suspension Periods exceed 45 days (or 60 days if extended pursuant to Section 2(c)(ii) above), whether or not consecutive, in any 90-day period, or more than 120 days, whether or not consecutive, during any 12-month period during the Effectiveness Period, or (iv) the Company shall have failed to timely comply with any of its obligations set forth in Section 3(a)(ii) hereof (each, a "Registration Default"), the Company shall be required to pay additional interest ("Additional Interest"), from and including the day following such Registration Default to but excluding the day on which such Registration Default is cured (the "Registration Default Period"), at a rate per annum equal to an additional one-quarter of one percent (0.25%) of the Applicable Amount to and including the 90th day following such Registration Default, and one-half of one percent (0.5%) thereof from and after the 91st day following such Registration Default.

      (b) In the case of a Registration Default described in Sections 7(a)(i)-(iii) above, Additional Interest, if any, shall be payable only to Notice Holders and, in respect of a Registration Default described in Section 7(a)(iv) above, Additional Interest, if any, shall be payable only to Notice Holders to whom such Registration Default relates.

      (c) Any amounts to be paid as Additional Interest pursuant to paragraph
(a) of this Section 7 shall be paid in cash semiannually in arrears, with the first semiannual payment due on the first interest payment date following the date on which such Additional Interest begin to accrue, to the Notice Holders in whose name the Securities or Common Stock issued upon conversion of the Securities are registered at the close of business on May 15 or November 15, whether or not a Business Day, immediately preceding the relevant interest payment date.

      (d) Except as provided in Section 10(a) hereof, the Additional Interest as set forth in this Section 7 shall be the exclusive monetary remedy available to the Holders of Registrable Securities for such Registration Default. In no event shall the Company be required to pay Additional Interest in excess of the applicable maximum amount of one-half of one percent (0.5%) set forth above, regardless of whether one or multiple Registration Defaults exist. All obligations of the Company set forth in this Section 7 that are outstanding with respect to any Registrable Security at the time such security ceases to be a Registrable Security shall survive until such time as all such obligations with respect to such Registrable Security shall have been satisfied in full. Each Registration Default will constitute a Registration Default whatever the reason for any such event and whether it is voluntary or involuntary or is beyond the control of the Company or pursuant to operation of law or as a result of any action or inaction by the Commission.

      8. Rule 144A. In the event the Company is not subject to Section 13 or 15(d) of the Exchange Act, the Company hereby agrees with each Holder, for so long as any Registrable Securities remain outstanding, to make available to any Holder in connection with any sale thereof and any prospective purchaser of such Registrable Securities from such Holder, the information required by Rule 144A(d)(4) under the Securities Act in order to permit resales of such Registrable Securities pursuant to Rule 144A.

      9. Underwritten Offerings.

      (a) A Majority of Holders may, by written notice to the Company, request to sell their Registrable Securities in an underwritten offering pursuant to any Shelf Registration Statement; provided, that no underwritten offering shall occur without the prior agreement of the Company.

      (b) No Holder may participate in any underwritten offering hereunder unless such Holder:

            (i) agrees to sell such Holder's Registrable Securities on the basis provided in any underwriting arrangements approved by the majority of the Holders (calculated in the same manner as the Majority of Holders) participating in such underwritten offering (the "Participating Majority"); and

            (ii) completes and executes all reasonable questionnaires, powers of attorney, indemnities, underwriting agreements, lock-up letters and other documents required under the terms of such underwriting arrangements.

      (c) In any such underwritten offering, the investment banker or investment bankers and manager or managers that will administer the offering will be selected by the Participating Majority to be included in such underwritten offering; provided, that such investment bankers and managers must be reasonably satisfactory to the Company.

      10. Miscellaneous.

      (a) Specific Performance. The parties hereto acknowledge that there would be no adequate remedy at law if the Company fails to perform any of its obligations hereunder and that the Initial Purchaser and the Holders from time to time may be irreparably harmed by any such failure, and accordingly agree that the Initial Purchaser and such Holders, in addition to any other remedy to which they may be entitled at law or in equity and without limiting the remedies available to the Notice Holders under Section 7 hereof, shall be entitled to compel specific performance of the obligations of the Company under this Registration Rights Agreement in accordance with the terms and conditions of this Registration Rights Agreement, in any court of the United States or any State thereof having jurisdiction.

      (b) Amendments and Waivers. This Agreement, including this Section 10(b), may be amended, and waivers or consents to departures from the provisions hereof may be given, only by a written instrument duly executed by the Company and a Majority of Holders. Each Holder of Registrable Securities outstanding at the time of any such amendment, waiver or consent or thereafter shall be bound by any amendment, waiver or consent effected pursuant to this Section 10(b), whether or not any notice, writing or marking indicating such amendment, waiver or consent appears on the Registrable Securities or is delivered to such Holder.

      (c) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, by telecopier, by courier guaranteeing overnight delivery or by first-class mail, return receipt requested, and shall be deemed given (i) when made, if made by hand delivery,
(ii) upon confirmation, if made by telecopier, (iii) one (1) Business Day after being deposited with such courier, if made by overnight courier or (iv) on the date indicated on the notice of receipt, if made by first-class mail, to the parties as follows:

            (x) if to a Holder of Registrable Securities, at the most current address given by such Holder to the Company in a Notice and Questionnaire or any amendment thereto;

            (y) if to the Company, to:

            Cray Inc.
            411 First Avenue South, Suite 600
            Seattle, Washington 98104-2860
            Attention: Senior Vice President and General Counsel
            Telephone : (206) 701-2000
            Facsimile: (206) 701-2500

            With a copy to:

            Stoel Rives LLP
            600 University Street
            Suite 3600
            Seattle, Washington 98101
            Attn: L. John Stevenson, Jr.
            Facsimile: (206) 386-7500

            and

            (z) if to the Initial Purchaser, to:

            Bear, Stearns & Co. Inc.
            383 Madison Avenue
            New York, New York 10179
            Attention: Stephen Parish
            Facsimile: (212) 272-3485

            With a copy to:

            Latham & Watkins LLP
            135 Commonwealth Drive

            Menlo Park, California 94025
            Attn: Alan C. Mendelson
                  William Davisson
            Facsimile:  (650) 463-2600

      or to such other address as such person may have furnished to the other persons identified in this Section 8(c) in writing in accordance herewith.

      (d) Parties in Interest. The parties to this Agreement intend that all Holders of Registrable Securities shall be entitled to receive the benefits of this Agreement and that any Notice Holder shall be bound by the terms and provisions of this Agreement by reason of such election with respect to the Registrable Securities which are included in a Shelf Registration Statement. All the terms and provisions of this Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by the respective successors and assigns of the parties hereto and any Holder from time to time of the Registrable Securities to the aforesaid extent. In the event that any transferee of any Holder of Registrable Securities shall acquire Registrable Securities, in any manner, whether by gift, bequest, purchase, operation of law or otherwise, such transferee shall, without any further writing or action of any kind, be entitled to receive the benefits of and, if a Notice Holder, be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement to the aforesaid extent.

      (e) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

      (f) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

      (g) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

      (h) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected thereby, it being intended that all of the rights and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

      (i) Survival. The respective indemnities, agreements, representations, warranties and other provisions set forth in this Agreement or made pursuant hereto shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Notice Holder, any director, officer or partner of such Holder, any agent or underwriter, any director, officer or partner of such agent or underwriter, or any controlling person of any of the foregoing, and shall survive the transfer and registration of the Registrable Securities of such Holder.

      (j) Securities Held by the Company. Whenever the consent or approval of Holders of a specified percentage of principal amount of Securities is required hereunder, Securities held by the Company or its Affiliates (other than subsequent Holders of Securities if such subsequent Holders are deemed to be Affiliates solely by reason of their holdings of such Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

      11. Submission to Jurisdiction; Appointment of Agent for Service

      The Company agrees that any suit, action or proceeding against the Company arising out of or based upon this Agreement or the transactions contemplated hereby may be instituted in any State or Federal court in The City of New York, New York, and waives any objection which it may now or hereafter have to the laying of venue of any such proceeding, and irrevocably submits to the non-exclusive jurisdiction of such courts in any suit, action or proceeding. The Company expressly accepts the non-exclusive jurisdiction of any such court in respect of any such suit, action or proceeding. The Company agrees that a final judgment in any such proceeding brought in any such court shall be conclusive and binding thereupon and may be enforced in any other court in the jurisdiction to which the Company is or may be subject by suit upon such judgment.

               [Remainder of this Page Intentionally Left Blank]

      Please confirm that the foregoing correctly sets forth the agreement between the Company and you.

                                        Very truly yours,

                                        Cray Inc.,
                                        a Washington corporation

                                        /s/ Kenneth W. Johnson

                                        By:_______________________________
                                           Name: Kenneth W. Johnson
                                           Title: Senior Vice President, General
                                           Counsel, Chief Financial Officer and
                                           Corporate Secretary

Accepted as of the date hereof:

      BEAR, STEARNS & CO. INC.

      /s/ Stephen J. Parish

      By:________________________________
      Name: Stephen J. Parish
      Title: Senior Managing Director

                                                                    Exhibit 10.1

                                                                      APPENDIX A

                                   CRAY INC.

                  FORM OF NOTICE OF REGISTRATION STATEMENT AND
               SELLING SECURITYHOLDER ELECTION AND QUESTIONNAIRE
              3.0% CONVERTIBLE SENIOR SUBORDINATED NOTES DUE 2024

NOTICE

      Cray Inc. (the "Company") has filed, or intends shortly to file, with the Securities and Exchange Commission (the "SEC") a registration statement on Form S-3 or such other Form as may be available (the "Shelf Registration Statement") for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the "Securities Act"), of the Company's 3.0% Convertible Senior Subordinated Notes due 2024 (CUSIP No. 225223 AA4) (the "Notes"), and common stock, $0.01 par value, issuable upon conversion thereof (the "Shares" and together with the Notes, the "Transfer Restricted Securities") in accordance with the terms of the Registration Rights Agreement, dated as of December 6, 2004 (the "Registration Rights Agreement") between the Company and Bear, Stearns & Co. Inc. A copy of the Registration Rights Agreement is available from the Company. All capitalized terms not otherwise defined herein have the meanings ascribed thereto in the Registration Rights Agreement.

      To sell or otherwise dispose of any Transfer Restricted Securities pursuant to the Shelf Registration Statement, a beneficial owner of Transfer Restricted Securities generally will be required to be named as a Selling Securityholder in the related Prospectus, deliver a Prospectus to purchasers of Transfer Restricted Securities, be subject to certain civil liability provisions of the Securities Act and be bound by those provisions of the Registration Rights Agreement applicable to such beneficial owner (including certain indemnification rights and obligations, as described below). To be included in the Shelf Registration Statement, this Election and Questionnaire must be completed, executed and delivered to the Company at the address set forth herein for receipt PRIOR TO OR ON THE 20TH CALENDAR DAY FROM THE RECEIPT HEREOF (THE "ELECTION AND QUESTIONNAIRE DEADLINE"). BENEFICIAL OWNERS THAT DO NOT COMPLETE THIS ELECTION AND QUESTIONNAIRE AND DELIVER IT TO THE COMPANY PRIOR TO THE ELECTION AND QUESTIONNAIRE DEADLINE AS PROVIDED BELOW WILL NOT BE NAMED AS SELLING SECURITYHOLDERS IN THE SHELF REGISTRATION STATEMENT AT THE TIME IT IS DECLARED EFFECTIVE AND, THEREFORE, WILL NOT BE PERMITTED TO SELL ANY TRANSFER RESTRICTED SECURITIES PURSUANT TO THE SHELF REGISTRATION STATEMENT UNTIL WE PREPARE AND FILE A PROSPECTUS SUPPLEMENT OR, IF REQUIRED, A POST-EFFECTIVE AMENDMENT TO THE SHELF REGISTRATION STATEMENT.

      Certain legal consequences arise from being named as a Selling Securityholder in the Shelf Registration Statement and the related Prospectus. Accordingly, holders and beneficial owners of Transfer Restricted Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a Selling Securityholder in the Shelf Registration Statement and the related Prospectus.

                                    ELECTION

      The undersigned holder (the "Selling Securityholder") of Transfer Restricted Securities hereby elects to include in the Prospectus forming a part of the Shelf Registration Statement the Transfer Restricted Securities beneficially owned by it and listed below in Item III (unless otherwise specified under Item III). The undersigned, by signing and returning this Election and Questionnaire, understands that it will be bound with respect to such Transfer Restricted

Securities by the terms and conditions of this Election and Questionnaire and the Registration Rights Agreement.

      Pursuant to the Registration Rights Agreement, the Selling Securityholder has agreed to indemnify and hold harmless the initial purchaser, the Company, and each person, if any, who controls any such parties within the meaning of either Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and each of their respective directors, officers, employees, representatives and agents, from and against certain losses arising in connection with statements concerning the Selling Securityholder made in the Shelf Registration Statement or the related Prospectus, or any amendment or supplement thereto or any state securities or "Blue Sky" applications in reliance upon the information provided in this Election and Questionnaire.

      The Selling Securityholder hereby provides the following information to the Company and represents and warrants that such information is accurate and complete:

                                 QUESTIONNAIRE

I. Identification of Selling Securityholder:

      A. Full legal name of Selling Securityholder:

      B. Full legal name of registered holder (if not the same as (A) above) through which Transfer Restricted Securities listed in Item III are held:

      C. Is the Selling Securityholder an SEC-reporting company? If not, list below the individual or individuals who have sole or shared dispositive power with respect to the Transfer Restricted Securities, and the individual or individuals who have sole or shared voting power with respect to the Transfer Restricted Securities. Describe the relationship of such individuals to the Selling Securityholder, including their relationships with any intermediate entities, naming such entities.

      D. Full legal name of DTC participant (if applicable and if not the same as (B) above) through which Transfer Restricted Securities listed in
         Item III are held:

      E. Are you a broker-dealer registered pursuant to Section 15 of the Exchange Act? (Please answer "Yes" or "No.")

      F. If your response to (E) above is "No," are you an "affiliate" of a broker-dealer registered pursuant to Section 15 of the Exchange Act? (Please answer "Yes" or "No.") For the purposes of this item (F), an "affiliate" of a registered broker-dealer shall include any company that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such broker-dealer, and does not include any of the individuals employed by such broker-dealer or its affiliates.

II. Address for notices to Selling Securityholders:

         Telephone:

         Fax:

         Contact Person:

III. Beneficial ownership of Transfer Restricted Securities:

      A. Type of Transfer Restricted Securities beneficially owned and principal amount of Notes or number of shares of Common Stock, as the case may be, beneficially owned:

      B. CUSIP No(s). of such Transfer Restricted Securities beneficially owned:

IV. Beneficial ownership of the Company's securities owned by the Selling
Securityholder:

         EXCEPT AS SET FORTH BELOW IN THIS ITEM IV, THE UNDERSIGNED IS NOT THE BENEFICIAL OR REGISTERED OWNER OF ANY SECURITIES OF THE COMPANY OTHER THAN THE TRANSFER RESTRICTED SECURITIES LISTED ABOVE IN ITEM III ("Other Securities").

      A. Type and amount of Other Securities beneficially owned by the Selling
         Securityholder:

      B. CUSIP No(s). of such Other Securities beneficially owned:

V. Relationship with the Company:

      A. Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (5% or more) has held any position or office or has had any other material relationship with the Company (or their predecessors or affiliates) during the past three years.

         State any exceptions here:

      B. If the Selling Securityholder is a registered broker-dealer, except as set forth below, (i) neither the undersigned nor any of its affiliates has purchased the Transfer Restricted Securities other than in the ordinary course of business and (ii) at the time of the purchase of the Transfer Restricted Securities to be registered, there was no agreement or understanding, written or otherwise, with any person to distribute any such Transfer Restricted Securities.

         State any exception here:

VI. Plan of Distribution:

      Except as set forth below, the undersigned (including its donees or pledgees) intends to distribute the Transfer Restricted Securities listed above in Item III pursuant to the Shelf Registration Statement only as follows (if at all). Such Transfer Restricted Securities may be sold from time to time directly by the undersigned or, alternatively, through underwriters, broker-dealers or agents. If the Transfer Restricted Securities are sold through underwriters, broker-dealers or agents, the Selling Securityholder will be responsible for underwriting discounts or commissions or agent's commissions. Such Transfer Restricted Securities may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale or at negotiated prices. Such sales may be effected in transactions (which may involve crosses or block transactions):

            1. on any national securities exchange or quotation service on which the Transfer Restricted Securities may be listed or quoted at the time of sale;

            2. in the over-the-counter market;

            3. in transactions otherwise than on such exchanges or services or in the over-the-counter market; or

            4. through the writing of options.

      In connection with sales of the Transfer Restricted Securities or otherwise, the undersigned may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the Transfer Restricted Securities and deliver Transfer Restricted Securities to close out such short positions, or loan or pledge Transfer Restricted Securities to broker-dealers that in turn may sell such securities. State any exceptions here:

      Note: In no event will such method(s) of distribution take the form of an underwritten offering of the Transfer Restricted Securities without the prior agreement of the Company.

      We advise each Selling Securityholder of the following Interpretation A.65 of the July 1997 SEC Manual of Publicly Available Telephone Interpretations regarding short selling:

            "An issuer filed a Form S-3 registration statement for a secondary offering of common stock which is not yet effective. One of the selling shareholders wanted to do a short sale of common stock "against the box" and cover the short sale with registered shares after the effective date. The issuer was advised that the short sale could not be made before the registration statement becomes effective, because the shares underlying the short sale are deemed to be sold at the time such sale is made. There would, therefore, be a violation of Section 5 if the shares were effectively sold prior to the effective date."

      By returning this Election and Questionnaire, the Selling Securityholder will be deemed to be aware of the foregoing interpretation.

      By signing below, the Selling Securityholder acknowledges that it understands its obligation to comply, and agrees it will comply, with the prospectus delivery requirements and other provisions of the Securities Act and the Exchange Act and the respective rules and regulations promulgated thereunder, particularly Regulation M thereunder (or any successor rules or regulations), in connection with any offering of Transfer Restricted Securities pursuant to the Shelf Registration Statement.

      If the Selling Securityholder transfers all or any portion of the Transfer Restricted Securities listed in Item III above after the date on which such information is provided to the Company, the Selling Securityholder agrees to notify the transferee(s) at the time of the transfer of its rights and obligations under this Election and Questionnaire and the Registration Rights Agreement.

      By signing below, the Selling Securityholder consents to the disclosure of the information contained herein in its answers to Items I through VI above and the inclusion of such information in the Shelf Registration Statement, the related Prospectus and any state securities or "Blue Sky" applications. The Selling Securityholder understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Shelf Registration Statement, the related Prospectus and any state securities or "Blue Sky" applications.

      In accordance with the Selling Securityholder's obligation under the Registration Rights Agreement to provide such information as may be required by law for inclusion in the Shelf Registration Statement, the Selling Securityholder agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Shelf Registration Statement remains effective. All notices hereunder and pursuant to the Registration Rights Agreement shall be made in writing at the address set forth below.

      Once this Election and Questionnaire is executed by the Selling Securityholders and received by the Company, the terms of this Election and Questionnaire and the representations and warranties contained herein shall be binding on, shall inure to the benefit of and shall be enforceable by the respective successors, heirs, personal representatives and assigns of the Company and the Selling Securityholder with respect to the Transfer Restricted Securities beneficially owned by such Selling Securityholder and listed in Item III above. This Election and Questionnaire shall be governed by, and construed in accordance with, the laws of the State of New York.

      IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Election and Questionnaire to be executed and delivered either in person or by its authorized agent.

Dated:

                                         Beneficial Owner

                                         By: ___________________________________

                                         Name: _________________________________

                                         Title: ________________________________

      Please return the completed and executed Election and Questionnaire for receipt PRIOR TO OR ON THE 20TH CALENDAR DAY FROM RECEIPT HEREOF to:

            Cray Inc.
            411 First Avenue South
            Suite 600
            Seattle, Washington 98104
            Attention: Kenneth W. Johnson,
            Senior Vice President and General Counsel

            with a copy to:

            Stoel Rives, LLP
            600 University Street
            Suite 3600
            Seattle, Washington 98101
            Attention: L. John Stevenson, Jr.